Exhibit 10.2

Second Amended and Restated
INVESTOR AND REGISTRATION RIGHTS AGREEMENT

THIS second amended and restated INVESTOR AND REGISTRATION RIGHTS AGREEMENT, dated as of May [●], 2024 (this “Agreement”), has been entered into by and among 5E ADVANCED MATERIALS, INC., a Delaware corporation (the “Company”) and the undersigned holders of Registrable Securities (as defined below).

BACKGROUND

In connection with the Note Purchase Agreement, dated as of August 11, 2022 (the “Original NPA”), by and among BEP Special Situations IV LLC (including any Affiliates (defined below) thereof and/or entities managed by or under common control therewith, “BEP”, and together with any other persons otherwise party to the Original NPA from time to time, each a “Purchaser”), the Company, the guarantors from time to time party thereto and Alter Domus (US) LLC, as collateral agent, the Purchasers purchased from the Company $60,000,000.00 in aggregate principal amount of secured promissory notes (the “Original Notes”) of the Company, and in connection therewith, the Company provided the Purchaser with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), and applicable state securities laws with respect to the Original Notes and the Conversion Shares (as defined below).

In January 2024, the Company, BEP, Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”) and Meridian Investments Corporation (“Meridian”) closed the restructuring of the Original Notes (as amended, the “A&R Notes”) by amending and restating the Original NPA (as amended, the “A&R NPA”) and the Company issued certain shares (the “Purchased Shares”) of its Common Stock (as defined below) to Ascend, 5ECAP, LLC (“5ECAP”) and certain other investors in a private placement (collectively, the “January Restructuring”).

On May [●], 2024 (the “Closing Date”), the Company, BEP, Ascend and Meridian closed the transactions contemplated by an amendment to the A&R NPA (as amended as of the Closing Date, the “NPA”) pursuant to which, among other things, (a) BEP purchased from the Company $3,000,000.00 in aggregate principal amount of new secured promissory notes of the Company and (b) Ascend purchased from the Company $3,000,000.00 in aggregate principal amount of new secured promissory notes (the $6,000,000.00 in additional notes, with the A&R Notes as amended, collectively, the “Notes”) (collectively, the “May 2024 Transactions”).

In connection with the May 2024 Transactions, the Company and the undersigned, which collectively hold a majority of the Registrable Securities outstanding, have agreed to amend and restate that certain Amended and Restated Registration Rights Agreement, dated as of January 18, 2024, by and between the Company and the Purchasers (the “A&R RRA”).

AGREEMENT

In light of the above, the Company and the Holders hereby agree as follows:

1.
Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1:

“5ECAP” means has the meaning set forth in the preamble.

“Additional Interest” has the meaning set forth in Section 2(c)(iv).

“Advice” has the meaning set forth in Section 2(d)(iii).

“Affiliate” means as to any Person, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this Agreement, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the avoidance of doubt, for purposes of this Agreement, the Company, on the one hand, and a Holder, on the other hand, shall not be considered Affiliates solely by their respective entry into this Agreement.

“Agreement” has the meaning set forth in the preamble.

“A&R Notes” has the meaning set forth in the preamble.

“A&R NPA” has the meaning set forth in the preamble.

“A&R RRA” has the meaning set forth in the preamble.

“Ascend” has the meaning set forth in the preamble.

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended.

“BEP” has the meaning set forth in the preamble.

“BEP Director” has the meaning set forth in Section 6(a).

“Block Trade” means a registered offering and/or sale of Registrable Securities on a coordinated or underwritten basis commonly known as a “block trade” (whether firm commitment or otherwise) requiring the involvement of the Company but not involving any “road show” or substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Blue Sky” has the meaning set forth in Section 3(m).

“Board of Directors” has the meaning set forth in Section 2(b).

“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Claim” has the meaning set forth in Section 5(c).

“Closing Date” has the meaning set forth in the preamble.

“Commission” means the U.S. Securities and Exchange Commission or any successor agency.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the preamble.

“Conversion Share” means any share of Common Stock issued or issuable upon conversion of the Notes.

“Demand Registration Notice” has the meaning set forth in Section 2(e)(i).

“Demand Registration Statement” means each registration statement under the Securities Act that is designated by the Company for the registration, under the Securities Act, of any Demand Underwritten Offering pursuant to Section 2(e). For the avoidance of doubt, the Demand Registration Statement may, at the Company’s election, be any Registration Statement filed or maintained pursuant to Section 2(a).

“Demand Underwritten Offering” has the meaning set forth in Section 2(e)(i).

“Demand Underwritten Offering Majority Holders” has the meaning set forth in Section 2(e)(iv)(1).

“Demanding Notice Holders” has the meaning set forth in Section 2(e)(i).

“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means, with respect to a Registration Statement filed pursuant to Section 2(a), the earlier of: (i) 60 calendar days after the Closing Date in the case of a filing on Form S-1 and 30 calendar days after the Closing Date in the case of a filing on Form S-3, or (ii) no later than the third Business Day after the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including as of the date of this Agreement the parties identified on Schedule A hereto.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

[“Initial NEG Director” has the meaning set forth in Section 6(b).]

“January Restructuring” has the meaning set forth in the preamble.

“Losses” has the meaning set forth in Section 5(a).

“Managing Underwriters” means one or more registered broker-dealers that are designated in accordance with this Agreement to administer such offering.

“Maximum Successful Underwritten Offering Size” means, with respect to any Demand Underwritten Offering, the maximum number of securities that may be sold in such offering without adversely affecting the marketability, proposed offering price, timing, or method of distribution of the offering, as advised by the Managing Underwriters in their reasonable and good faith opinion for such offering to the Company and the applicable Demand Underwritten Offering Majority Holders.

“NEG” means Ascend and such other person(s) as may be nominated by Ascend.

“NEG Director” has the meaning set forth in Section 6(b).

“Notes” has the meaning set forth in the preamble.

“NPA” has the meaning set forth in the preamble.

“Offering Launch Time” means, with respect to a Demand Underwritten Offering, the earliest of (a) the first date a preliminary prospectus (or prospectus supplement) for such offering is filed with the Commission; (b) the first date such offering is publicly announced; and (c) the date a definitive agreement is entered into with the Managing Underwriters respect to such offering.

“Opt-Out Notice” has the meaning set forth in Section 7(l).

“Original Notes” has the meaning set forth in the preamble.

“Original NPA” has the meaning set forth in the preamble.

“Other Investments” has the meaning set forth in Section 7(o).

“Permitted Transferee” means any Person to whom a Holder sells, assigns, distributes or transfers all or a portion of its Registrable Securities (including, for the avoidance of doubt, an Affiliate of a Holder); provided that such Person executes and delivers to the Company a joinder to this Agreement under which it becomes a “Holder” under this Agreement and agrees to be bound by the provisions of this Agreement applicable to Holders.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Agreement.

“Piggy-Back Transaction” has the meaning set forth in Section 2(f).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchased Shares” has the meaning set forth in the preamble and shall include such shares of Common Stock that are issued to Ascend and 5ECAP as their equity placement fee in connection with the January Restructuring.

“Purchaser” means any of one of the Purchasers.

“Purchasers” has the meaning set forth in the preamble.

“Registrable Securities” means (i) any Conversion Shares issued or issuable upon conversion of the Notes; and (ii) the Purchased Shares issued to Ascend and 5ECAP as part of the January Restructuring. “Registrable Securities” also includes any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities are actually sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met and the legend restricting further transfer has been removed from the stock certificate or book-entry position representing such securities; or (iii) such securities are no longer outstanding.

“Registration Default” has the meaning set forth in Section 2(c)(iv).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale of Registrable Securities by the Holders, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph (which may include any registration statement filed pursuant to the A&R RRA or any predecessor agreement to the A&R RRA) and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Renounced Business Opportunity” has the meaning set forth in Section 7(o).

“Restructuring” has the meaning set forth in the preamble.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” has the meaning set forth in the preamble.

“Subsequent Form S-3” has the meaning set forth in Section 3(n).

“Suspension Event” has the meaning set forth in Section 2(b).

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

2.
Registration.
(a)
Mandatory Registration. As soon as reasonably practicable after the Closing Date, but in any event, within seven Business Days of the Closing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities that are not covered by an existing Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable

Securities on Form S-3, in which case such registration shall be on Form S-1, and if for any reason the Company is not then eligible to register for resale the Registrable Securities on Form S-1, then another appropriate form for such purpose). The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and shall use its reasonable best efforts to keep all Registration Statements (including any Registration Statements filed prior to the date of this A&R RRA and any Subsequent Form S-3) continuously effective under the Securities Act until such date when all Registrable Securities covered by the applicable Registration Statement cease to be Registrable Securities (the “Effectiveness Period”).
(b)
Suspension Periods. Notwithstanding Section 2(a), the Company may, at any time (x) delay the filing or delay or suspend the effectiveness of any Registration Statement or any pending or potential Demand Underwritten Offering or (y) without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs any selling Holders not to sell any securities included in any Registration Statement, if any of the following events shall have occurred (each such circumstance, a “Suspension Event”): (i) the board of directors of the Company (the “Board of Directors”) determines in good faith that (A) the Company intends to undertake an underwritten public offering in connection with a material transaction (provided, however, that to the extent the Company undertakes an underwritten public offering in connection with such transaction, Holders shall be entitled to the rights set forth in Section 2(f)); (B) disclosure of a material transaction that would otherwise be required to be disclosed due to such registration would have an adverse effect on the Company, including the Company’s ability to consummate such a material transaction, or (C) such registration or continued registration would render the Company unable to comply with the requirements of the Securities Act or Exchange Act; or (ii) solely in the case of foregoing clause (x), the Board of Directors determines in good faith after consultation with outside legal counsel for the Company that the Company is required by law, rule or regulation to supplement or amend a Registration Statement in order to ensure that it (or the Prospectus contained therein) does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of any Suspension Event, the Company shall use its reasonable best efforts to resolve the Suspension Event and to file the applicable Registration Statement, to cause the applicable Registration Statement to become effective and/or to permit resumed use of the applicable Registration Statement, as applicable, as soon as reasonably practicable. If the Company exercises a suspension under this Section 2(b), then during the period of such suspension (the “Suspension Period”), the Company shall not engage in any transaction involving the offer, issuance, sale or purchase of Company equity securities (whether for the benefit of the Company or a third person), except (A) transactions involving the issuance or purchase of Company equity securities as contemplated by employee benefit plans or employee or director arrangements and (B) in connection with a transaction described in clause (i) of this Section 2(b). The Company shall provide such notice within three calendar days after the occurrence of a Suspension Event. A single Suspension Period shall not exceed 30 days and the total number of days subject to a Suspension Period during any consecutive 12-month period shall not exceed 45 days. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the applicable Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly, and no later than three calendar days following the conclusion of any Suspension Event and its effect and, in any event, during the permitted 30-day Suspension Period. The filing of any prospectus by the Company relating to an underwritten offering of Common Stock shall be deemed an End of Suspension Notice.
(c)
Additional Interest. The parties hereto agree that the Holders will suffer damages if the Company fails to fulfill its obligations under this Section 2 and that, in such case, it would not be feasible to ascertain the extent of such damages with precision. The parties hereto further agree that this Section 2(c) shall only apply with regard to Conversion Shares held by the applicable Holders. Accordingly, if:
(i)
the Company does not file the Registration Statement required under the first sentence of Section 2(a) on or before the date that is seven Business Days after the Closing Date;
(ii)
a Registration Statement is not declared effective by the Commission on or before the applicable Effectiveness Deadline;

(iii)
the Company extends any Suspension Period beyond 45 days during any consecutive 12-month period; or
(iv)
a Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, a Registration Statement is not effective for any reason or the Prospectus contained therein is not available for use for any reason, including by reason of its withdrawal or termination pursuant to Section 3(e), or, other than by reason of a Suspension Period as provided in Section 2(b), will fail to be usable for its intended purpose without such disability being cured within 10 Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure or the effectiveness of a Subsequent Form S-3, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c); or (y) the Company fails to satisfy any condition set forth in Rule 144(i)(2) as a result of which any of the Holders are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions) (each such event referred to in foregoing clauses (i) through (iii) and this clause (iv), a “Registration Default”), then in such event as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities and not as a penalty (which remedy will not be exclusive of any other remedies available at law or equity), the Company hereby agrees to pay to each Holder, subject to Section 2(d), aggregate additional interest (“Additional Interest”) equal to 0.50% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.50% per annum during each subsequent 90-day period; provided that in no event shall the Additional Interest exceed 2.000% per annum, on all outstanding Notes (and all outstanding Conversion Shares to the extent Conversion Shares have been issued with respect to any Notes prior to the occurrence of the Registration Default and such Conversion Shares remain Registrable Securities); provided that the payment of Additional Interest on any such Conversion Shares will be calculated based on the principal amount of the Notes as a result of conversion of which such Conversion Shares were issued; provided further that any such Additional Interest will cease to accrue to Holders hereunder when any such Registration Default will cease, be remedied or be cured.

(d)
Holders’ Information.
(i)
Information. The Company may require each applicable Holder to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with such requested information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is legally required to be included in the applicable Registration Statement or Prospectus and such Holder continues to withhold such information.
(ii)
Undertakings. Such selling Holder will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of FINRA.
(iii)
Discontinuance of Sales. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, such Holder will forthwith discontinue any offers and sales of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the applicable supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company and the Holders acknowledge and agree that in no way shall this clause limit Holder’s ability to sell securities without using a Registration Statement.

(e)
Demand Underwriting Registration Rights.
(i)
Right to Demand Underwriting Registration. Subject to the other provisions of this Section 2(e), Holders will have the right, exercisable by written notice satisfying the requirements of Section 2(e)(ii) (a “Demand Registration Notice”) to the Company (such Holders, the “Demanding Notice Holders”), to require the Company to register, under the Securities Act, an underwritten public offering (a “Demand Underwritten Offering”) of Registrable Securities in accordance with this Section 2(e); provided, however, that no Demand Registration Notice may be delivered, or will be effective if:
(1)
a prior Demand Underwritten Offering is pending or in process, and is not withdrawn, at the time such Demand Registration Notice is delivered;
(2)
the Company has already effected three Demand Underwritten Offerings (excluding, for the avoidance of doubt, Block Trades) under this Section 2(e)(i) in the immediately preceding 12 month period;
(3)
it is delivered during a Suspension Period; or
(4)
the aggregate market value of the Registrable Securities of such Holder(s) to be included in the requested Demand Underwritten Offering is less than $10,000,000 (unless such Registrable Securities constitute all of the Registrable Securities then outstanding).
(ii)
Contents of Demand Registration Notice. Each Demand Registration Notice sent by any Demanding Notice Holder(s) must state the following:
(1)
the name of, and contact information for, each such Demanding Notice Holder(s) and the number of outstanding Registrable Securities held by each such Demanding Notice Holder;
(2)
the desired date of the Offering Launch Time for the requested Demand Underwritten Offering, which desired date cannot (without the Company’s consent, which will not be unreasonably withheld or delayed) be earlier than 10 Business Days after the date such Demand Registration Notice is delivered to the Company; and
(3)
the number of Registrable Securities that are proposed to be sold by each such Demanding Notice Holder.
(iii)
Participation by Holders Other Than the Demanding Notice Holder(s). If the Company receives a Demand Registration Notice sent by one or more Demanding Notice Holders but not by all Holders, then:
(1)
the Company shall, within one Business Day, send a copy of such Demand Registration Notice to each Holder other than such Demanding Notice Holders; and
(2)
subject to Section 2(e)(vi), the Company shall use its reasonable best efforts to include, in the related Demand Underwritten Offering, Registrable Securities of any such Holder that has requested such Registrable Securities to be included in such Demand Underwritten Offering pursuant to a joinder notice that complies with subsection (A) below.
(A)
To include any of its Registrable Securities in such Demand Underwritten Offering, a Holder must deliver to the Company, no later than the first Business Day after the date on which it receives the Demand Registration Notice pursuant to subsection (1) above, a written instrument, executed by such Holder, joining in such Demand Registration Notice, which instrument contains the information set forth in Section 2(e)(ii) with respect to such Holder.

(iv)
Certain Procedures Relating to Demand Underwritten Offerings.
(1)
Obligations and Rights of the Company. Subject to the other terms of this Agreement, upon its receipt of a Demand Registration Notice, the Company shall (A) designate a Demand Registration Statement, in accordance with the definition of such term and this Section 2(e), for the related Demand Underwritten Offering; and (B) use its reasonable best efforts to effect such Demand Underwritten Offering in accordance with the reasonable requests set forth in such Demand Registration Notice or the reasonable requests of the Holder(s) of a majority of the Registrable Securities included in such Demand Underwritten Offering (the “Demand Underwritten Offering Majority Holders”), and cooperate in good faith with the Demand Underwritten Offering Majority Holders in connection therewith. The Company will be entitled to rely on the authority of the Demand Underwritten Offering Majority Holders of any Demand Underwritten Offering to act on behalf of all Holders that have requested any securities to be included in such Demand Underwritten Offering.
(2)
Designation of the Underwriting Syndicate. The Managing Underwriters, and any other underwriter, for any Demand Underwritten Offering will be selected by the applicable Demand Underwritten Offering Majority Holders with the approval of the Company (which will not be unreasonably withheld or delayed).
(3)
Authority of the Demand Underwritten Offering Majority Holders. The Demand Underwritten Offering Majority Holders for any Demand Underwritten Offering will have the following rights with respect to such Demand Underwritten Offering, which rights, if exercised, will be deemed to have been exercised on behalf of all Holders that have requested any securities to be included in such Demand Underwritten Offering:
(A)
in consultation with the Managing Underwriters for such Demand Underwritten Offering, to determine the Offering Launch Time, which date must comply with limitations thereon set forth in Section 2(e)(ii)(2);
(B)
to determine the structure of the offering;
(C)
to negotiate any related underwriting agreement and its terms, including the amount of securities to be sold by the applicable Holders pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Company will have the right to negotiate in good faith all of its representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and
(D)
withdraw such Demand Underwritten Offering by proving written notice of such withdrawal to the Company.
(4)
Confidentiality. Each Holder agrees to treat as confidential information, its delivery or receipt of any Demand Registration Notice and the information contained therein, including the related Demand Underwritten Offering.
(v)
Conditions Precedent to Inclusion of a Holder’s Registrable Securities. Notwithstanding anything to the contrary in this Section 2(e), the right of a Holder to include any of its Registrable Securities in any Demand Underwritten Offering will be subject to the following conditions:
(1)
the execution and delivery, by such Holder or its duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the Managing Underwriters for such Demand Underwritten Offering; and

(2)
the provision, by such Holder no later than the Business Day immediately after the request therefor, of any information reasonably requested by the Company or such Managing Underwriters in connection with such Demand Underwritten Offering.
(vi)
Reduction of Offering. If the total number of securities requested to be included in a Demand Underwritten Offering pursuant to this Section 2(e) or a Piggy-Back Transaction exceeds the Maximum Successful Underwritten Offering Size for such offering, then the number of securities to be offered shall be reduced to a number that, in the opinion of such Managing Underwriter(s) can be sold without having such an adverse effect, and such number of securities shall be allocated as follows:
(A)
in the event of a Demand Underwritten Offering, the securities to be included in such Demand Underwritten Offering shall be allocated: (i) first to the Holders that have requested to participate in such Demand Underwritten Offering, pro rata based on the total number of Registrable Securities then held by them and (ii) second, to other persons (including the Company).
(B)
in the event of a Piggy-Back Transaction, the securities to be included in such Piggy-Back Transaction shall be allocated: (i) first to the Company, (ii) second, and only if all of the securities referred to in clause (i) have been included, to the Holders that have requested to participate in such Piggy-Back Transaction and (iii) third, to any other securities eligible for inclusion in such Piggy-Back Transaction (it being understood that there are no such eligible securities as of the date of this Agreement).
(f)
Piggy-Back Transactions. If the Company proposes to file with the Commission a registration statement, prospectus, or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity or equity-linked securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity or equity-linked securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity or equity-linked securities issuable in connection with the Company’s stock option or other employee benefit plans), or a dividend reinvestment or similar plan or rights offering (a “Piggy-Back Transaction”), then the Company shall deliver to each Holder a written notice of such determination and, if within 15 calendar days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(f) that are the subject of a then-effective Registration Statement. The Company may postpone or withdraw the filing or the effectiveness of a piggy-back registration at any time in its sole discretion. The Company shall not grant piggy-back registration rights to any holders of its Common Stock or securities that are convertible into its Common Stock that are senior to the rights of the Holders set forth in this Section 2(f).
3.
Registration Procedures.

In connection with the Company’s obligations to effect a registration pursuant to Section 2(a), the Company and, as applicable, the Holders, shall do the following:

(a)
FINRA Cooperation. The Company and the Holders shall cooperate and assist in any filings required to be made with FINRA.
(b)
Right to Review Prior Drafts. Not less than five Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder drafts of the applicable Registration Statement or any related Prospectus or any amendment or supplement thereto in the form in which the Company proposes to file them, which documents will be subject to the review of each such Holder. Each Holder will provide comments, if any, as soon as reasonably practicable after the date such materials are provided. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto (i) to which such Holders shall reasonably object in writing or (ii) in which such documents differ in any material respect from the drafts previously received by such Holder. Each Holder whose

Registrable Securities are to be sold pursuant to a Demand Underwritten Offering in accordance with Section 2(e) shall be afforded the same rights set forth in this Section 3(b) with respect to any Registration Statement or Prospectus or any amendment or supplement thereto which names such Holder.
(c)
Right to Copies. The Company shall furnish to each Holder and the Managing Underwriters, if any, without charge, (i) at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders or Managing Underwriters, as applicable, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(d)
Notices. The Company shall promptly notify each Holder of Registrable Securities: (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to any Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to any Registration Statement or any Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event which it believes may make any statement made in any Registration Statement, any Prospectus or any document incorporated therein by reference untrue, or of any material misstatement or omission, and which requires the making of any changes in any Registration Statement, any Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (F) upon the occurrence of a Suspension Period (items (C) through and including (F) being a “Discontinuance Notice”); and (G) upon the conclusion of a Suspension Period. In addition, during the pendency of any Demand Underwritten Offering pursuant to Section 2(e), but other than during a Suspension Period, the Company shall provide notice to each Holder whose Registrable Securities are to be sold in such offering pursuant to each Registration Statement used in connection with the Demand Underwritten Offering, which Holders shall be afforded the same notice set forth in clauses (A) through (G) of this Section 3(d) relating to such Registration Statement.
(e)
Withdrawal of Suspension Orders. The Company shall use its reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.
(f)
Supplements & Amendments. Subject to Sections 2(a) and 2(e), if required, based on the advice of the Company’s counsel, the Company shall prepare a supplement or post-effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (C) the related Prospectus may be supplemented by any required prospectus supplement, and as so supplemented may be filed pursuant to Rule 424 and (D) the Prospectus will be supplemented, if necessary, to update the disclosure of the number of shares that each Holder intends to sell, reflecting prior resales in accordance with guidance of the staff of the Commission (as such guidance may be substituted for, amended or supplemented by the staff of the Commission after the date of this Agreement). Furthermore, the Company shall take such actions as are required to name such Holder as a selling Holder in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities held by such Holder.

(g)
Listing. The Company shall use its reasonable best efforts to cause all Conversion Shares and Purchased Shares that constitute Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which identical securities issued by the Company are then listed and, if not so listed, to be approved for listing on the national securities exchange on which the Company’s Common Stock is then listed.
(h)
Transfer Agent & Registrar. The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the Effective Date of such Registration Statement.
(i)
Certificates; Cooperation. The legend on any Registrable Securities covered by this Agreement shall be removed at the Company’s sole expense if (i) such Registrable Securities may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) under the Securities Act, or (ii) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that the Holder of such Registrable Securities has provided all necessary documentation and evidence as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable Holder of Registrable Securities covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 3(i) as soon as reasonably practicable after the delivery of notice from such Holder that the conditions to removal are satisfied, as applicable (together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence), which may include, among other things, causing to be delivered an opinion of the Company’s counsel to the Company’s transfer agent in a form and substance reasonably satisfactory to the transfer agent. The Company shall bear all transfer agent fees and fees of the Company’s counsel associated with the removal of a legend pursuant to this Section 3(i). Additionally, in connection with any non-marketed, non-underwritten offering taking the form of a Block Trade to a financial institution, “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) or other disposition of Registrable Securities by any Holder, the Company shall use its reasonable best efforts to timely furnish any information or take any actions reasonably requested by the Holders in connection with such a Block Trade, including the delivery of customary comfort letters, customary legal opinions and customary underwriter due diligence, in each case subject to receipt by the Company, its auditors and legal counsel of representation and documentation by such Persons to permit the delivery of such comfort letter and legal opinions.
(j)
CUSIPs. The Company, if necessary, shall use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the Effective Date of the applicable Registration Statement.
(k)
[Reserved.]
(l)
Legal Counsel. Each of Ascend, 5ECAP and BEP, individually, shall each have the right to select one legal counsel (and any additional local counsel necessary to deliver any required legal opinions), each at the Company’s expense pursuant to Section 4, to review any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3 and to advise on other matters related to offerings conducted pursuant to this Agreement, which in each case, as applicable, will be such counsel as designated by, for counsel to each of Ascend, 5ECAP and BEP, in each of its sole discretion. The Company shall reasonably cooperate with such legal counsels’ reasonable requests in performing their obligations under this Agreement.
(m)
Blue Sky. The Company shall, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders or Managing Underwriters, in the case of a Demand Underwritten Offering, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the selling Holders or Managing Underwriters, in the case of a Demand Underwritten Offering, request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement, including in connection with a Demand Underwritten Offering; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.
(n)
Subsequent Form S-3. If, at the time of filing of a Registration Statement, the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Form S-3”), and, only when such Subsequent Form S-3 has become or been declared effective by the Commission, the Company may withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(n) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).
(o)
Certain Covenants Relating to Underwritten Offerings. The following covenants will apply, in each case to the extent applicable, in connection with any Demand Underwritten Offering:
(i)
Underwriting Agreement and Related Matters. The Company shall (1) execute and deliver any customary underwriting agreement or other agreement or instrument reasonably requested by the Managing Underwriters for such offering; (2) use its reasonable best efforts to cause such customary legal opinions, comfort letters, “lock-up” agreements and officers’ certificates to be delivered in connection therewith; and (3) cooperate in good faith with such Managing Underwriters in connection with the disposition of Registrable Securities pursuant to such offering.
(ii)
Marketing and Roadshow Matters. The Company shall cooperate in good faith with the Managing Underwriters for such offering in connection with any marketing activities relating to such offering, including making available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Managing Underwriters.
(iii)
FINRA Matters. The Company shall cooperate and assist in any filings required to be made with FINRA in connection with such offering.
4.
Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company and counsel pursuant to Section 3(l); (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that each selling Holder will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by such selling Holder; (ii) any fees and expenses of legal counsel other than the counsel selected pursuant to Section 3(l) and (iii) all other expenses incurred by such selling Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

5.
Indemnification.

(a)
Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the directors, officers, partners, members and shareholders of each Holder and each person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, in each case to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising solely out of or based upon, in the case of a Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in a Registration Statement or Prospectus, or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt of such notice by such Holder or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the notice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.
(b)
Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, partners, members and shareholders and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, in each case to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising solely out of or based upon, in the case of a Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in a Registration Statement or Prospectus, or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt of such notice by such Holder or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the notice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint and in no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by any such selling Holder upon the sale of the Registrable Securities under the applicable Registration Statement giving rise to such indemnification obligation.
(c)
Conduct of Indemnification Proceedings. For a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, Claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists. Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Claim, the Indemnifying Party and the Indemnified Party shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

The obligations of the Company and the Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement. The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d)
Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)
Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.
Governance Rights.
(a)
BEP Board Designation Rights. At any time when BEP beneficially owns (as defined under Section 13 of the Exchange Act) (i) at least twenty-five percent (25%) of the outstanding principal amount of Notes as of the Closing Date (which calculation shall include any Notes that have been converted so long as BEP beneficially owns the applicable Conversion Shares and otherwise without regard to any of the limitations on convertibility in the Notes) or (ii) at least ten percent (10%) of the outstanding shares of Common Stock (including any shares of Common Stock previously issued or issuable to BEP in connection with a conversion of its Notes pursuant to the NPA and otherwise without regard to any of the limitations on convertibility in the Notes), BEP shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) one (1) individual to the Board of Directors (such individual, the “BEP Director”). A BEP Director may be removed at any time (with or without cause) upon the written request of BEP. In the event that a vacancy is created on the Board of Directors at any time due to the death, disability, retirement, resignation, or removal of a BEP Director, then BEP shall have the right to designate an individual to fill such vacancy and the Company shall promptly appoint such person to fill such vacancy, and in any event, within no later than three (3) days of BEP’s designation, and such person shall thereafter be deemed the BEP Director under this Agreement. The Company shall, if necessary, increase the size of the Board of Directors and/or cause a vacancy to be created on the Board of Directors such that the BEP Director may be so appointed. During the period a BEP Director is a director of the Board of Directors, the Company shall, at its own expense, provide to such BEP Director the same compensation and benefits as any other non-employee director of the Board of the Directors, including cash and non-cash compensation for director service and benefits under any applicable director and officer indemnification or insurance policy maintained by the Company.
(b)
NEG Board Designation Rights. At any time when the NEG beneficially owns (as defined under Section 13 of the Exchange Act) (i) at least twenty-five percent (25%) of the outstanding principal amount of Notes as of the Closing Date (which calculation shall include any Notes that have been converted so long as the NEG beneficially owns the applicable Conversion Shares and otherwise without regard to any of the limitations on convertibility in the Notes) or (ii) at least ten percent (10%) of the outstanding shares of Common Stock (including any shares of Common Stock previously issued or issuable to the NEG in connection with a conversion of its Notes pursuant to the NPA and otherwise without regard to any of the limitations on convertibility in the Notes), the NEG shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) one (1) individual to the Board of Directors (such individual, the “NEG Director”), who as of the date of this Agreement shall be [Stefan Selig (the “Initial NEG Director”)] [Barry Dick]. An NEG Director may be removed at any time (with or without cause) upon the written request of the NEG. In the event that a vacancy is created on the Board of Directors at any time due to the death, disability, retirement, resignation, or removal of an NEG Director, then the NEG shall have the right to designate an individual to fill such vacancy and the Company shall promptly appoint such person to fill such vacancy, and in any event, within no later than three (3) days of the NEG’s designation, and such person shall thereafter be deemed the NEG Director under this Agreement. The Company shall, if necessary, increase the size of the Board of Directors and/or cause a vacancy to be created on the Board of Directors such that the NEG Director may be so appointed. During the period an NEG Director is a director of the Board of Directors, the Company shall, at its own expense, provide to such NEG Director the same compensation and benefits as any other non-employee director of the Board of the Directors, including cash and non-cash compensation for director service and benefits under any applicable director and officer indemnification or insurance policy maintained by the Company[, provided always that the compensation for the Initial NEG Director shall be based on the agreement between the Initial NEG Director and the Company that has been entered into on or prior to the date of this Agreement].
(c)
Exempt Transactions. The Company shall take all such steps as may be required to qualify for, and to maintain, exemption of any transaction between the Company, on the one hand, and BEP and the NEG, on the other hand, and their respective Affiliates, under Rule 16b-3 under the Exchange Act. The Company shall cause the Board of Directors or any appropriate committees of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof (i) to approve or pre-approve any direct or indirect acquisitions or disposition, as applicable (including, but not limited to, by issuance, redemption or other transaction with the Company), of the Notes or any other securities of the Company, and any other transactions, by BEP or the BEP Director, the NEG or the NEG director, or any of their respective Affiliates, for the express purpose of exempting such transactions from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 thereunder, and (ii) to take any additional reasonable action requested by BEP or the NEG to cause to qualify any such transactions as exempt under Rule 16b-3. By including this covenant, it is the intention of the Board of Directors that all such transactions be exempt.
(d)
Chief Transformation Officer. Until January 18, 2025 or such later date as may be agreed to by the Company, unless a shorter period is otherwise agreed to among the Company, BEP and NEG, the Company shall have a Chief Transformation Officer reasonably acceptable to each of BEP and the NEG on terms reasonably acceptable to each of BEP and the NEG, who shall, among other things, monitor operations and assist in project delivery for the Company. In the event of the death, disability, retirement, resignation, or removal of the existing Chief Transformation Officer, the NEG shall have the right to designate an individual to fill such vacancy and the Company shall promptly appoint such person to fill such vacancy.
7.
Miscellaneous.
(a)
Notices. All notices or other communications hereunder shall be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) email, to such address as may be designated from time to time by the relevant party, and which will initially be:
(i)
in the case of the Company:

5E Advanced Materials, Inc.

9329 Mariposa Road, Suite 210

Hesperia, California 92344

Attn: Paul Weibel

Email: pweibel@5eadvancedmaterials.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626-1925

Attention: Drew Capurro

Email: Drew.Capurro@lw.com

(ii)
in the case of the Holders, to the address set forth below each such Holder’s name on the signature page attached hereto or Schedule A hereto. All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three Business Days after mailing (five Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one Business Day after dispatch (two Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by email, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by email, will be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.
(b)
Governing Law; Jurisdiction; Jury Trial; etc. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.
(c)
Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.
(d)
Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may be amended, altered or modified only by a writing signed by the Company, the Holders of a majority of the Registrable Securities then outstanding and BEP, if BEP is a holder of any Registrable Securities at such time.
(e)
Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.
(f)
Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.
(g)
No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement.
(h)
Assignment; Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder without the written consent of the Company; provided, however, that such rights and obligations may be assigned by a Holder to a Permitted Transferee of such Holder’s Registrable Securities; provided, that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. The rights and obligations of the Company under this Agreement shall not be assignable by the Company to any other Person.
(i)
Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.
(j)
Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.
(k)
Attorneys’ Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

(l)
Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing or withdrawal of any Registration Statement or Piggy-Back Transaction, or any event that would lead to a Suspension Event as contemplated by Section 2(b); provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2, and such Holder shall no longer be entitled to the rights associated with any such notice. Each Holder that has delivered an Opt-Out Notice will notify the Company in writing at least two Business Days in advance of its intended use of an effective Registration Statement. If a Suspension Notice was previously delivered (or would have been delivered but for the provisions of this Section 7(l)) and the Suspension Event remains in effect, the Company shall so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Event, and thereafter will provide such Holder with the related End of Suspension Notice immediately upon its availability.
(m)
Headings. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.
(n)
Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
(o)
Corporate Opportunities. The Company, on behalf of itself and its subsidiaries, to the fullest extent permitted by applicable law, (A) acknowledges and affirms that BEP and each member of the NEG, (i) has participated (directly or indirectly) and will continue to participate (directly or indirectly) in private equity, venture capital and other direct investments in corporations, joint ventures, limited liability companies and other entities (“Other Investments”), including Other Investments engaged in various aspects of businesses similar to those engaged in by the Company and its subsidiaries (and related services businesses) that may, are or will be competitive with the Company’s or any of its subsidiaries’ businesses or that could be suitable for the Company’s or any of its subsidiaries’ interests, (ii) does business with clients, customers, vendors or lessors of any of the Company or its Affiliates or any other Person with which any of the Company or its Affiliates has a business relationship, (iii) has interests in, participates with, aids and maintains seats on the board of directors or similar governing bodies of, or serves as officers of, Other Investments, (iv) may develop or become aware of business opportunities for Other Investments, and (v) may or will, as a result of or arising from the matters referenced in this Section 7(o), the nature of BEP’s and the NEG’s businesses and other factors, have conflicts of interest or potential conflicts of interest, (B) hereby renounces and disclaims any interest or expectancy in any business opportunity (including any Other Investments or any other opportunities that may arise in connection with the circumstances described in the foregoing clauses (A)(i) through (A)(v) (each, a “Renounced Business Opportunity”)), and (C) acknowledges and affirms that no member of BEP or the NEG or their respective Affiliates, including for the avoidance of doubt, any BEP Director or NEG Director, shall have any obligation to communicate or offer any Renounced Business Opportunity to the Company or any of its subsidiaries, and any member of BEP or the NEG may pursue a Renounced Business Opportunity. The Company agrees that in the event that BEP, the NEG, their respective Affiliates, or any member thereof, or any of their respective officers, directors, employees, partners and agents thereof acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (1) any member of BEP or the NEG or their respective Affiliates and (2) the Company or its subsidiaries, a member of BEP or the NEG or their respective Affiliates (or such director, officer, employee, partner or agent) shall not have any duty to offer or communicate information regarding such corporate opportunity to the Company or its subsidiaries unless such opportunity was learned, discovered or sourced solely in the course of such Person acting in such Person’s capacity as a director of the Company Notwithstanding anything to the contrary in the foregoing, the Company shall not be prohibited from pursuing any Renounced Business Opportunity as a result of this Section 7(o).
(p)
Conflicts. This Agreement supersedes all prior understandings, whether written or oral, among the parties hereto with respect to A&R RRA, and sets forth the entire understanding of the parties hereto with respect thereto.

[Remainder of Page Intentionally Left Blank, Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

5E ADVANCED MATERIALS, INC.

By:
Name:
Title:

[Signature Page to Amended and Restated Investor and Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

holder:

BEP SPECIAL SITUATIONS IV LLC

By:
Name:
Title:

Holder Address for Notice:

BEP Special Situations IV LLC
300 Crescent Court, Suite 1860

Dallas, TX 75201

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attn: Julian J. Seiguer, P.C.

         Bryan D. Flannery

Email: julian.seiguer@kirkland.com

           bryan.flannery@kirkland.com

[Signature Page to Amended and Restated Investor and Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

holder:

Ascend Global Investment Fund SPC FOR AND ON BEHALF OF STRATEGIC SP

By:
Name:
Title:

Holder Address for Notice:

Ascend Global Investment Fund SPC for and on behalf of Strategic SP

1 Kim Seng Promenade

#10-01 East Tower

Great World City

Singapore 237994

Attention: Mulyadi Tjandra; Michelle Tanuwidjaja

E-mail: muljadi.tjandra@ascendcapitals.com; michelle.tanuwidjaja@ascendcapitals.com

With a copy (which shall not constitute notice) to: [●]

[Signature Page to Amended and Restated Investor and Registration Rights Agreement]

holder:

MERIDIAN INVESTMENTS CORPORATION

By:
Name:
Title:

Holder Address for Notice:

Ascend Global Investment Fund SPC for and on behalf of Strategic SP

1 Kim Seng Promenade

#10-01 East Tower

Great World City

Singapore 237994

Attention: Mulyadi Tjandra; Michelle Tanuwidjaja

E-mail: muljadi.tjandra@ascendcapitals.com; michelle.tanuwidjaja@ascendcapitals.com

With a copy (which shall not constitute notice) to: [●]

[Signature Page to Amended and Restated Investor and Registration Rights Agreement]

SCHEDULE A

ADDITIONAL HOLDERS

Holder	Address	Copy for notice (which shall not constitute notice)
5ECAP, LLC	c/o Empire Capital Management, LLC 6724 Perimeter Loop Road, S 145 Dublin, OH 43017 Attention: David J. Richards and Ken Leachman Email: djr@empirecapmgt.com, kleachman@empirecapmgt.com	Adam P. Richards, Esq. Cooper & Elliott, LLC 305 W Nationwide Blvd Columbus, OH 43215 E-mail: adamr@cooperelliott.com